UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2023

METAWORKS PLATFORMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of June 16, 2023, we entered into an asset purchase agreement (the “Agreement”) with Apex VR Holdings, Inc. (“Apex”), whereby we will purchase certain intellectual property assets (the “Assets”) and the intellectual property rights relating to or used in connection with the Assets of Apex. Apex is arm’s length to our company. In consideration for the Assets, we have agreed to issue to Apex the following:

(i)	an aggregate of 7,000,000 shares of our common stock of our company (each, a “Share”) on the terms and conditions set forth in the Agreement,

(ii)	a convertible promissory note (the “First Promissory Note”) in the principal amount of US$700,000 (the “First Principal Amount”) which First Promissory Note will mature on the first anniversary of issuance of the First Promissory Note and is convertible into Shares at a conversion price of US$0.10 per Share subject to adjustment (the “Conversion Price”), all on the terms set forth in the First Promissory Note, and

(iii)	a convertible promissory note (the “Second Promissory Note”) in the principal amount of US$154,250 (the “Second Principal Amount”) which Second Promissory Note will mature on December 15, 2023 and is convertible into Shares at the Conversion Price at any time after the date that is six (6) months after the issue date of the Second Promissory Note, all on the terms set forth in the Second Promissory Note.

Item 7.01 Regulation FD Disclosure.

A news release dated June 20, 2023 is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

10.1	Asset Purchase Agreement with Apex VR Holdings, Inc. dated June 16, 2023.

99.1	News release dated June 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWORKS PLATFORMS, INC.

/s/ Scott Gallagher
Scott Gallagher
President

June 23, 2023